Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2019
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
Note 5 - Regulatory Assets and Liabilities
Southwest is subject to the regulation of the Arizona Corporation Commission (“ACC”), the Public Utilities Commission of Nevada (“PUCN”), the California Public Utilities Commission (“CPUC”), and the FERC. Accounting policies of Southwest conform to U.S. GAAP applicable to rate-regulated entities and reflect the effects of the ratemaking process. Accounting treatment for rate-regulated entities allows for deferral as regulatory assets, costs that otherwise would be expensed, if it is probable that future recovery from customers will occur. If rate recovery is no longer probable, due to competition or the actions of regulators, Southwest is required to write-off the related regulatory asset. Regulatory liabilities are recorded if it is probable that revenues will be reduced for amounts that will be credited to customers through the ratemaking process. Southwest management records regulatory assets and liabilities based on decisions of the commissions noted above, including the issuance of regulatory orders and precedents established by these commissions. Southwest has generally been successful in seeking recovery of regulatory assets, and regularly files rate cases in all jurisdictions in part to establish the basis for recovering regulatory assets reflected in accounting records.
The following table represents existing regulatory assets and liabilities:

	December 31,
(Thousands of dollars)	2019	2018
Regulatory assets:
Accrued pension and other postretirement benefit costs (1)	$420,114	$383,170
Unrealized net loss on non-trading derivatives (Swaps) (2)	10,951	1,862
Deferred purchased gas costs (3)	44,412	4,928
Accrued purchased gas costs (4)	8,000	29,000
Unamortized premium on reacquired debt (5)	18,249	19,599
Accrued absence time (8)	14,519	14,126
Margin, interest- and property tax-tracking (9)	33,380	88,290
Other (10)	33,134	32,616
	582,759	573,591
Regulatory liabilities:
Deferred purchased gas costs (3)	(60,755)	(79,762)
Accumulated removal costs	(395,000)	(383,000)
Unrealized net gain on non-trading derivatives (Swaps) (2)	—	(144)
Unamortized gain on reacquired debt (6)	(8,181)	(8,717)
Regulatory excess deferred taxes and gross-up (7)	(455,625)	(458,834)
Margin, interest- and property tax-tracking (9)	(22,650)	(7,273)
Other (10)	(4,438)	(12,638)
Net regulatory liabilities	$(363,890)	$(376,777)
(1)Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovery period is greater than five years. (See Note 11 - Pension and Other Postretirement Benefits).
(2)Asset balance is included in Deferred charges and other assets and Prepaid and other assets on the Consolidated Balance Sheets. Liability balance is included in Other current liabilities and Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets. The actual amounts, when realized at settlement, become a component of purchased gas costs under Southwest’s PGA mechanisms. (For specific details, see Note 13 - Derivatives).
(3)Balance recovered or refunded on an ongoing basis with interest.
(4)Included in Prepaid and other current assets on the Consolidated Balance Sheets. Balance recovered or refunded on an ongoing basis.
(5)Included in Deferred charges and other assets on the Consolidated Balance Sheets. Recovered over life of debt instruments.
(6)Included in Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets. Amortized over life of debt instruments.
(7)U.S. tax reform enacted in December 2017 required a remeasurement and reduction of the net accumulated deferred income tax liability. The reduction (excess accumulated deferred taxes) became a regulatory liability with appropriate tax gross-up. The excess deferred taxes reduce rate base. The tax benefit will be returned to utility customers in accordance with IRS and regulatory requirements. Included in Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets, except for $3 million which is in Other current liabilities. This amount also includes a $2.7 million gross-up related to contributions in aid of construction.
(8)Regulatory recovery occurs on a one-year lag basis through the labor loading process. Included in Prepaid and other current assets on the Consolidated Balance Sheets.
(9)Margin tracking/decoupling mechanisms are alternative revenue programs and revenue associated with under-collections (for the difference between authorized margin levels and amounts billed to customers through rates currently) are recognized as revenue so long as recovery is expected to take place within 24 months. Total category asset balances are included in Prepaid and other current assets on the
Consolidated Balance Sheets. Total category liability balances are included in Other current liabilities and Other deferred credits and other long-term liabilities.
(10)The following tables detail the components of Other regulatory assets and liabilities. Other regulatory assets are included in either Prepaid and other current assets or Deferred charges and other assets on the Consolidated Balance Sheets (as indicated). Recovery periods vary. Other regulatory liabilities are included in either Other current liabilities or Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets (as indicated).

	December 31,
(Thousands of dollars)	2019	2018
Other Regulatory Assets:
State mandated public purpose programs (including low income and conservation programs) (a) (e)	$9,172	$6,253
Infrastructure replacement programs and similar (b) (e)	8,236	12,486
Environmental compliance programs (c) (e)	5,768	5,046
Other (d)	9,958	8,831
	$33,134	$32,616
a)Included in Prepaid and other current assets on the Consolidated Balance Sheets.
b)Included in Deferred charges and other assets on the Consolidated Balance Sheets.
c)In 2019, approximately $5.0 million included in Prepaid and other current assets and $782,000 included in Deferred charges and other assets on the Consolidated Balance Sheets. In 2018, approximately $4.5 million included in Prepaid and other current assets and $596,000 included in Deferred charges and other assets on the Consolidated Balance Sheets.
d)In 2019, $1.6 million included in Prepaid and other current assets and $8.3 million included in Deferred charges and other assets on the Consolidated Balance Sheets. In 2018, $197,000 included in Prepaid and other current assets and $8.6 million included in Deferred charges and other assets on the Consolidated Balance Sheets.
e)Balance recovered or refunded on an ongoing basis, generally with interest.

	December 31,
(Thousands of dollars)	2019	2018
Other Regulatory Liabilities:
State mandated public purpose programs (including low income and conservation programs) (a) (d)	$(308)	$(8,598)
Environmental compliance programs (d) (e)	(527)	—
Regulatory accounts for differences related to pension funding (b)	(2,476)	(3,221)
Other (c) (d)	(1,127)	(819)
	$(4,438)	$(12,638)
a)Included in Other current liabilities on the Consolidated Balance Sheets.
b)Included in Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets.
c)In 2019, $(1.1) million included in Other current liabilities and $(9,000) included in Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets. In 2018, approximately $(810,000) included in Other current liabilities and $(9,000) included in Other deferred credits and other long-term liabilities on the Consolidated Balance Sheets.
d)Balance recovered or refunded on an ongoing basis, generally with interest.
e)In 2019, included in Other current liabilities on the Consolidated Balance Sheet.